UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITES EXCHANGE ACT OF 1934


Date of Report (Date of earliest events reported) January 23, 2001
                                                  ------------------
                                                  January 23, 2001
                                                  ------------------


                      PUBLIC SERVICE COMPANY OF NEW MEXICO
             (Exact name of registrant as specified in its charter)


         New Mexico                                          85-0019030
 ---------------------------     Commission              ----------------------
(State or Other Jurisdiction     File Number 1-6986        (I.R.S. Employer
     of Incorporation)                       ------      Identification) Number)



  Alvarado Square, Albuquerque, New Mexico                      87158
  ----------------------------------------                      -----
  (Address of principal executive offices)                    (Zip Code)



                                 (505) 241-2700
                                 --------------
              (Registrant's telephone number, including area code)


                         ------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 9.    Regulation FD Disclosure

The following is the Company`s announcement of its scheduled telephone conference call that will also be broadcast live over the Internet on Thursday, January 25, 2001, to discuss the company's year-end earnings results and is being filed herewith as a Regulation FD disclosure.


                            TELECONFERENCE SCHEDULED


PNM will be hosting a telephone conference call that will be broadcast live over the Internet on Thursday, January 25, 2001, to discuss the company's year-end earnings results. Analysts and investors may access the call as follows:

WHAT:    PNM's Year-End 2000 Earnings Results

WHEN:    Thursday, January 25, 2001
                  9:00 AM (ET)

HOW:              Call 1-800-388-8975 after 8:45 AM (ET)

                  -or-

                  Live over the Internet - Access the link on PNM's home page at www.pnm.com

If you are unable to participate in the live telephone conference call, the call will be archived and rebroadcast through January 26, 2001, at 5:00 PM (ET). Call 1-800-428-6051, identification number 156101. A copy of the transcript will also be available on PNM's web site at www.pnm.com as soon as it is available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
                                       PUBLIC SERVICE COMPANY OF NEW MEXICO
                                                    (Registrant)


Date:  January 23, 2001                          /s/ John R. Loyack
                                         ------------------------------------
                                                    John R. Loyack
                                         Vice President, Corporate Controller
                                             and Chief Accounting Officer
                                              (Officer duly authorized
                                                to sign this report)